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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                             Reported) May 27, 1998





                          DLJ MORTGAGE ACCEPTANCE CORP.
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             (Exact name of registrant as specified in its charter)

              Delaware              333-51537               13-3460894
              --------             -----------              -----------
     (State or Other Jurisdiction    (Commission             (I.R.S. Employer
          of Incorporation)         File Number)             Identification No.)


          277 Park Avenue
        New York, New York                                       10172
       --------------------                                      ------
     (Address of Principal                                      (Zip Code)
     Executive Offices
     Registrant's telephone number, including area code (212) 892-3000
                                                         ---------------

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Item 5.  Other Events.

Incorporation of Certain Documents by Reference
-----------------------------------------------

         Pursuant to Rule 411 of Regulation C under the Securities Act of 1933, DLJ Mortgage Acceptance Corp. (the "Registrant") will incorporate by reference certain opinions of Brown & Wood LLP, dated May 26, 1998 into the Registrant's registration statement (File No. 333-51537) required by Item 601 of Regulation S-K.



Item 7.        Financial Statements, Pro Forma Financial
------         -----------------------------------------
               Information and Exhibit`s.
               --------------------------

Exhibit 8.         Not applicable.

Exhibit 8.         Not applicable.

Exhibit 8.         Exhibits:

         Exhibit 5.3       Opinion of Brown & Wood LLP, Re: Legality
         Exhibit 8.3       Opinion of Brown & Wood LLP, Re: Tax Matters
         Exhibit 23.3      Consent of Brown & Wood LLP
                           (included in Exhibit 5.3 and Exhibit 8.3)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  DLJ MORTGAGE ACCEPTANCE CORP.


                                                  By:  /s/ Shannon Smith
                                                       -----------------
                                                       Senior Vice President


Dated:  May 27, 1998


                                  Exhibit Index

Exhibit                                                                    Page
-------                                                                    ----
5.3      Opinion of Brown & Wood LLP, Re: Legality

8.3      Opinion of Brown & Wood LLP, Re: Tax Matters